SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          May 14, 2002                                  (May 9, 2002)
         Date of Report                        (Date of earliest event reported)


                                  FRED'S, INC.
             (Exact name of registrant as specified in its charter)

     Tennessee                       00-19288                     62-0634010
(State  or  other  jurisdiction)  (Commission  file  number)  (IRS employer of incorporation
                                                             identification No.)


                 4300 New Getwell Road, Memphis, Tennessee 38118
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (901) 365-8880

Item 4.  Changes in Registrant's Certifying Accountants.

On May 9, 2002, the Company replaced PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its independent accountant and engaged Ernst & Young LLP ("Ernest & Young") as its new independent accountant. The decision to change the independent audit firm was recommended by the Company's Audit Committee and approved by the Board of Directors.

         The audit reports of PricewaterhouseCoopers on the consolidated financial statements of the Company for the years in the two-year period ended February 2, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the two year period ended February 2, 2002, and the subsequent interim period ended May 9, 2002, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PricewaterhouseCoopers' satisfaction, would have caused them to make reference to the subject matter of the disagreement in their reports on the consolidated financial statements for such years.

         During the past two fiscal years and through May 9, 2002, PricewaterhouseCoopers has not advised the Company of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934).

         The Company provided PricewaterhouseCoopers with a copy of this disclosure. Attached as Exhibit 16.1 is a copy of PricewaterhouseCoopers' letter to the Securities and Exchange Commission, dated May 14, 2002, stating whether they agree with the above statements.

         Ernst & Young was also provided a copy of the above disclosures.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements.

Not applicable.

(b)      Pro Forma Financial Information.

Not applicable.

(c)      Exhibits.

Exhibit No         Description

16.1 Letter of PricewaterhouseCoopers LLP dated May 14, 2002 regarding change in certifying accountant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 14, 2002

                                  FRED'S, INC.

                                  By: /s/ Michael J. Hayes
                                  ------------------------
                                  Michael J. Hayes, Chairman and Chief
                                  Executive Officer
Exhibit Index


Exhibit
Number         Description

16.1           Letter of PricewaterhouseCoopers LLP dated May 14, 2002.

Exhibit 16.1


                      (PricewaterhouseCoopers Letterhead)

May 14, 2002


Securties and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Fred's, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated May 14, 2002. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers, LLP
PricewaterhouseCoopers, LLP